NET REVENUES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Revenues
Commercialization of products	$ 3,227	$ 4,671	$ 3,240
Promotional services	3,064	3,689	767
Total Net Revenues	$ 6,291	$ 8,360	$ 4,007